SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST  EVENT  REPORTED):  SEPTEMBER 30, 1998

                            CANADIAN GENERAL CAPITAL
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

       DELAWARE                       1-14218              13-7083556
   (STATE OR OTHER JURISDICTION    (COMMISSION FILE       (IRS EMPLOYER
    OF ORGANIZATION)                  NUMBER)           IDENTIFICATION NO.)


IBJ Schroder Bank & Trust Company, One State Street, New York, New York  10004
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                  ZIP

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (212)858-2000


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ITEM 5.    OTHER EVENTS.

     1. Receipt of $2,281,455.31 of interest on Canadian General Insurance Group Limited 9.125% Subordinated Debentures due March 31, 2026 on September 30, 1998.

     2. Payment of $2,281,455.31 to holders of Canadian General Trust Originated Preferred Securities and Common Stock on September 30, 1998.

ITEM 7.    FINANCIAL  STATEMENTS,  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c)  EXHIBITS.

     1. Administration Trustee's Report in respect of (i) receipt of $2,281,455.31 of interest on Canadian General Insurance Group Limited 9.125% Subordinated Debentures due March 31, 2026 on September 30, 1998 and (ii) payment of $2,281,455.31 to holders of Canadian General Trust Originated Preferred Securities and Common Stock on September 30, 1998.

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              CANADIAN GENERAL CAPITAL
                              (Registrant)

                             By: IBJ SCHRODER BANK & TRUST  COMPANY
                                 as Administrative Trustee


                                 By:  /S/THOMAS S.MOSER
                                         -----------------------
                                        Thomas S. Moser
                                        Assistant Vice President

Dated:     October 22, 1998


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                                 EXHIBIT INDEX

EXHIBIT                                                                    PAGE

  99      Administrative Trustee's Report in respect of (i) receipt of       1
          $2,281,455.31 of interest on Canadian General Insurance Group Limited 9.125% Subordinated Debentures due March 31, 2026 on September 30, 1998 and (ii) payment of $2,281,455.31 to holders of Canadian General Trust Originated Preferred
          Securities and Common Stock on September 30, 1998.

                                                                      EXHIBIT 99

                               CASH TRANSACTIONS

                            CANADIAN GENERAL CAPITAL

9/30/98    Receipt of Interest on Canadian General Insurance       $2,281,455.31
           Group Limited 9.125% Subordinated Debentures due
           March 31, 2026

9/30/98    Funds disbursed to Holders of Canadian General Trust    $2,281,455.31
           Originated Preferred Securities and Common Stock

Dated:     October 22, 1998

                             By: IBJ SCHRODER BANK & TRUST COMPANY
                                 as Administrative Trustee


                                 By: /S/THOMAS S. MOSER
                                        ------------------------
                                        Thomas S. Moser
                                        Assistant Vice President